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                                                                    Exhibit 10.8

                      AMENDMENT NO. 1 TO CREDIT AGREEMENT


     AMENDMENT NO. 1 TO AMENDED AND RESTATED CREDIT AGREEMENT dated as of August 14, 1996 between MERCOM, INC. (together with its successors, the "Borrower") and MORGAN GUARANTY TRUST COMPANY OF NEW YORK (the "Bank").


                                  WITNESSETH:

     WHEREAS, the parties hereto have heretofore entered into an Amended and Restated Credit Agreement dated as of August 16, 1995 (the "Agreement"); and

     WHEREAS, the Company has requested of the Bank, and the Bank has agreed to provide, a 364-day extension to the Commitment under the Agreement on the terms and subject to the conditions set forth herein;

     NOW, THEREFORE, the parties hereto agree as follows:

     SECTION 1. Definitions; References. Unless otherwise specifically defined herein, each term used herein which is defined in the Agreement shall have the meaning assigned to such term in the Agreement. Each reference to "hereof", "hereunder", "herein" and "hereby" and each other similar reference and each reference to "this Agreement" and each other similar reference contained in the Agreement shall from and after the date hereof refer to the Agreement as amended hereby.

     SECTION 2. Amendment to Definition. Section 1.01 of the Agreement is amended by substituting the following definition for the definition of "Termination Date":

          "Termination Date" means August 12, 1997, or, if such day is not a Euro-Dollar Business Day, the next preceding Euro-Dollar Business Day.

     SECTION 3. Effect of Amendment. Except as expressly set forth herein, the amendment contained herein shall not constitute a waiver or amendment of any term or condition of the Agreement or the Note, and all such terms and conditions shall remain in full force and effect and are hereby ratified and confirmed in all respects.
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     SECTION 4. Counterparts. This Amendment No. 1 may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument.

     SECTION 5. GOVERNING LAW. THIS AMENDMENT NO. 1 SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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              IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.



                                       MERCOM, INC.


                                       By: /s/ Bruce C. Godfrey
                                          ----------------------------
                                          Name:   Bruce C. Godfrey
                                          Title:  Executive Vice President and
                                                    Chief Financial Officer


                                       MORGAN GUARANTY TRUST
                                       COMPANY OF NEW YORK


                                       By:
                                          ----------------------------
                                          Name:
                                          Title:









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                     IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be duly executed by their respective authorized officers as of the day and year first above written.



                                       MERCOM, INC.


                                       By:
                                          -------------------------------
                                          Name:
                                          Title:



                                       MORGAN GUARANTY TRUST
                                       COMPANY OF NEW YORK


                                       By: /s/ GEORGE J. STAPLETON
                                          -------------------------------
                                          Name:  GEORGE J. STAPLETON
                                          Title: VICE PRESIDENT










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